Exhibit 99.7

# CenturyLink Acquisition of Qwest
# Employee Overview
# Glen Post

## Thursday, April 22, 2010

CenturyLink™

# Safe Harbor Language

**Forward Looking Statements**

Except for the historical and factual information contained herein, the matters set forth in this release, including statements regarding the expected timing and benefits of the acquisition such as efficiencies, cost savings, enhanced revenues, growth potential, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates," "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the parties to timely and successfully receive the required approvals of regulatory agencies and their respective shareholders; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Qwest's operations into CenturyLink will be greater than expected; the ability of the combined company to retain and hire key personnel; the timing, success and overall effects of competition from a wide variety of competitive providers; the risks inherent in rapid technological change; the effects of ongoing changes in the regulation of the communications industry; the ability of the combined company to effectively adjust to changes in the communications industry and to successfully introduce new product or service offerings on a timely and cost-effective basis; any adverse developments in commercial disputes or legal proceedings; the ability of the combined company to utilize net operating losses in amounts projected; changes in our future cash requirements; and other risk factors and cautionary statements as detailed from time to time in each of CenturyLink's and Qwest's reports filed with the Securities and Exchange Commission (SEC). There can be no assurance that the proposed acquisition will in fact be consummated. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the acquisition or the combined company. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, CenturyLink and Qwest undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

# Additional Information

**Additional Information**

CenturyLink and Qwest plan to file a joint proxy statement/prospectus with the SEC. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about CenturyLink and Qwest, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to CenturyLink, 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary, or to Qwest, 1801 California Street, Denver, Colorado 80202, Attention: Shareholder Relations, 51st Floor. The respective directors and executive officers of CenturyLink and Qwest and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CenturyLink's directors and executive officers is available in its proxy statement filed with the SEC by CenturyLink on April 7, 2010, and information regarding Qwest directors and executive officers is available in its proxy statement filed with the SEC by Qwest on March 17, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

# About Qwest

- 30,000 employees in 14 mostly Western states
- Provides services to 95 percent of Fortune 500 companies
- Significant number of large business, government and wholesale customers
- Industry-leading national fiber network
- We will maintain a key operational presence in Denver, including a regional headquarters, Qwest Business Markets and other functions to be determined. The BMG organization will be led by Chris Ancel, former EVP for Qwest BMG.

CenturyLink™

# Transaction Summary

| | |
|---|---|
| **Transaction Structure:** | **All stock combination** |
| **Fixed Exchange Ratio:** | **0.1664 shares of CenturyLink stock per share of Qwest stock** |
| **Pro Forma Ownership:** | **50.5% CenturyLink shareholders / 49.5% Qwest shareholders** |
| **Transaction Value:** | **$22.4 billion, including net debt of $11.8 billion as of 12/31/2009** |
| **Estimated Synergies:** | **Approximately $625 million of annual run-rate synergies [(a)]** |
| **Estimated Transaction Multiples [(b)]:** | **5.1x / 4.5x 2009 EBITDA (before / after run-rate synergies); 5.9x / 4.8x 2009 Free Cash Flow [(c)] (before / after run-rate synergies)** |

(a) $575 million of run-rate operating expense synergies and $50 million of run-rate capital expenditure synergies
(b) Based on the latest public filings; Equity value based on fully diluted shares using treasury stock method
(c) Qwest free cash flow calculated as net income + D&A + deferred income tax – capex; Multiple after run-rate synergies includes after-tax opex and capex synergies

CenturyLink™

# Compelling Combination

## Transformational transaction will create a nationwide, industry-leading communications company

- Pro forma 2009: revenue - $19.8 billion; EBITDA - $8.2 billion; free cash flow [(a)] - $3.4 billion
- Extensive broadband capabilities with 173,000-mile fiber network
- Premier enterprise services to 95% of the Fortune 500 companies
- Strong local and national operator serving 5 million broadband customers and 17 million access lines across 37 states
- Enhanced ability to competitively roll out strategic products such as IPTV and other high-bandwidth services

Note: Pro forma metrics reflect sum of actual 2009 figures and do not include synergies

(a) CenturyLink free cash flow calculated as net income + D&A – capex. Qwest free cash flow calculated as net income + D&A + deferred income tax – capex

# Compelling Combination (cont'd)

**Well positioned strategically with significant scale and scope**

- National breadth and local depth with a compelling array of broadband products and services
- Diverse markets and revenues
- Strong growth platform - enterprise, broadband and enhanced services
- Attractive strategic product and service partner

**Enhanced shareholder value, sustainable dividend and financial flexibility**

- Free cash flow accretive upon closing
- Significant synergies: $625 million run-rate [a] with NPV of $3.3 billion
- Attractive tax assets: $5.8 billion NOLs with NPV of $1.7 billion
- Improved 2009 payout ratio from 54.8% to 45.1% (after run-rate synergies)
- Conservative capital structure

**Experienced management team with strong integration track record**

(a) Includes $575 million of run-rate operating expense synergies and $50 million of run-rate capex synergies

# A Local Operating Model with A Premier Nationwide Network

**Transformational transaction will create a nationwide, industry-leading communications company with national breadth and local depth**

**National Breadth**

- **Approximately $5 billion of pro forma 2009 enterprise revenue**
- **Serves more than 95% of Fortune 500 companies**
- **Leverages fiber network to lower costs and expand on-net footprint**

**Local Depth**

- **CenturyLink's operating model focus on local accountability**
- **Sales and services closer to the customer**


CenturyLink
Qwest
CenturyLink CLEC Service Area
CenturyLink IP / MPLS Core
Qwest CLEC Service Area
CenturyLink Fiber Network
Qwest Fiber Network

CenturyLink™

# Enhanced Scale, Scope and Reach

## Firm Value

($ in billions)



$41
$22
$18
$16
$11
$40
$30
$20
$10
$0
Pro Forma CTL / Q
Q
CTL
FTR (a)
WIN (b)

## 2009 Revenue

($ in billions)



$20
$12
$8
$6
$4
$20
$15
$10
$5
$0
Pro Forma CTL / Q
Q
CTL (c)
FTR (a)
WIN (b)

## 2009 Access Lines

(in millions)



17.3
10.3
7.0
6.3
3.0
20
16
12
8
4
0
Pro Forma CTL / Q
Q (d)
CTL
FTR (a)
WIN (b)

## 2009 Broadband Subscribers

(in millions)



5.2
3.0
2.2
1.7
1.1
6
5
4
3
2
1
0
Pro Forma CTL / Q
Q
CTL
FTR (a)
WIN (b)

Source: Company filings
Note: Firm value as of April 21, 2010
(a) Pro forma for Frontier's acquisition of Verizon assets
(b) Pro forma for Windstream's acquisition of Nuvox; Not pro forma for acquisition of Iowa Telecom
(c) Pro forma for CenturyTel's acquisition of Embarq
(d) Includes ~403k affiliate access lines

CenturyLink

# Attractive Financial Profile

## 2009 EBITDA

*($ in billions)*



$10
$8
$6
$4
$2
$0
$8
$4
$4
$3
$2
Pro Forma CTL / Q
Q
CTL[a]
FTR[b]
WIN[c]

## 2009 EBITDA % Margin



60%
40%
20%
0%
41%
50%
47%
46%
36%
Pro Forma CTL / Q
CTL[a]
FTR[b]
WIN[c]
Q

## 2009 Dividend Payout Ratio



80%
60%
40%
20%
0%
50%
60%
55%
53%
31%
Pro Forma CTL / Q
FTR[b]
CTL[a]
WIN[d]
Q

## 2009 Net Leverage



4.0x
3.0x
2.0x
1.0x
0.0x
2.4x
3.3x
2.7x
2.6x
2.0x
Pro Forma CTL / Q
WIN[c]
Q
FTR[b]
CTL[a]

Source: Company filings
(a) Pro forma for CenturyTel's acquisition of Embarq
(b) Pro forma for Frontier's acquisition of Verizon assets
(c) Pro forma for Windstream's acquisition of Nuvox; Not pro forma for acquisition of Iowa Telecom
(d) Windstream payout ratio as reported and not pro forma for acquisition of Nuvox or Iowa Telecom

CenturyLink™

# Governance

| | |
|---|---|
| Chairman of the Board: | William A. Owens |
| Chief Executive Officer & President: | Glen F. Post III |
| Chief Financial Officer: | R. Stewart Ewing Jr. |
| Chief Operating Officer: | Karen A. Puckett |
| President of Business Markets Group: | Christopher K. Ancell |
| Board Members: | 4 members from the current Qwest Board, including Edward A. Mueller, Qwest's Chairman and Chief Executive Officer to be added to CenturyLink Board |

CenturyLink™

# Approval and Integration Process

- Similar to Embarq transaction process
- FCC, DoJ, shareholders and states need to approve
- Will adopt CenturyLink regional operating model
- Will keep employees informed throughout process
- Expect to conclude acquisition process in first half of 2011

CenturyLink™

# Great Strategic Combination

- Significantly enhanced scale with improved growth characteristics
- Immediately accretive to free cash flow / improved payout ratio
- Significant free cash flow, solid balance sheet and strong liquidity
- Extensive broadband capabilities with 173,000-mile fiber network
- Experienced and dedicated employee team

CenturyLink™

# Thank You!

**Remain focused on key strategic areas:**

- **Successfully complete merger integration**
- **Laser focus on owning the broadband position in our markets**
- **Intensify customer/revenue growth and retention efforts**
- **Remain vigilant about cost control**
- **Invest in and develop new products and related business initiatives**

**Success in regional operating model and in past integrations/conversions made this possible.**

CenturyLink™

CenturyLink